                                                   EXHIBIT 23.1



                            INDEPENDENT AUDITORS' CONSENT



          The Board of Directors
          Ceridian Corporation:


          We consent to the use of our reports incorporated herein by reference and to the reference to our firm in Part II, Item 5 of this Registration Statement.




                                             /s/KPMG Peat Marwick LLP

          Minneapolis, Minnesota
          May 14, 1996